EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VSI Liquidation Corp. (the “Company”) on Form 10-Q for the quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Ed Strickland, the President and Chief Executive Officer of the Company, and Donald P. Carson, the Acting Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ed Strickland	/s/ Donald P. Carson
ED STRICKLAND	DONALD P. CARSON
President and	Acting Financial Officer
Chief Executive Officer	February ___, 2006
February ____, 2006